SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting material pursuant to Rule 14a-12

Huntington Strategy Shares

Registration Nos. 811-22497 and 33-170750

(Name of Registrant as Specified in Its Charter/Declaration of Trust)

N/A

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HUNTINGTON STRATEGY SHARES

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

November     , 2015

Dear Shareholder:

Huntington US Equity Rotation Strategy ETF and Huntington US EcoLogical Strategy ETF (together, the “Funds”), each a series of Huntington Strategy Shares (the “Trust”), will hold a special meeting of shareholders on December 18, 2015. I encourage you to take the time to read the enclosed proxy statement and vote your shares. Your vote is vital to the outcome of the proposals that are being presented by the Board of Trustees of the Trust.

Among the proposals being presented to the shareholders of the Trust is the election of three Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected. Shareholders are also being asked to approve Huntington Asset Advisors, Inc. (to be renamed Rational Advisors, Inc., and hereinafter referred to as “Rational” or the “Advisor”) as investment advisor of each Fund. Finally, shareholders are being asked to approve a proposal to permit Rational, as the Funds’ investment advisor, to rely on an exemptive order to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval. Subject to waiver by Rational Capital LLC, the parent company of Rational, at its sole discretion, all proposals are contingent on shareholder approval of each of the other proposals, as well as approval by the shareholders of The Huntington Funds of certain proposals being submitted for their approval.

The Board of Trustees has carefully assessed these proposals, and unanimously recommends that shareholders vote FOR the proposals. To confirm the Board recommendations, please vote FOR all the proposals on the enclosed proxy card.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. Please follow the steps on the enclosed proxy card(s) to instruct us by internet or telephone, or by signing and returning the proxy card(s) in the enclosed postage pre-paid envelope. To request more information, please call us at the telephone number shown below.

If you should have any questions regarding these changes, please feel free to call Huntington Strategy Shares Shareholder Services at (855) 477-3837. Thank you for your continued investment in Huntington Strategy Shares.

Sincerely,

Daniel Brewer

President and Chief Executive Officer

HUNTINGTON STRATEGY SHARES

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

Notice of Special Meeting of Shareholders

To be held on December 18, 2015

To the Shareholders entitled to vote:

NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of the Huntington US Equity Rotation Strategy ETF and Huntington US EcoLogical Strategy ETF (together, the “Funds”) of Huntington Strategy Shares (the “Trust”) will be held at the Trust’s address at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, on December 18, 2015 at 2:00 p.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purposes:

1.	To elect three Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected (Proposal 1). Shareholders of both Funds will vote on this proposal.

2.	To approve an Advisory Agreement between the Trust and Huntington Asset Advisors, Inc. (to be renamed Rational Advisors, Inc.) with regard to each Fund (Proposal 2). Shareholders of each of the Funds will vote on this proposal separately as to their respective Fund.

3.	To approve a proposal to permit Rational Advisors, Inc., as the investment advisor to all the Funds, to rely on an exemptive order to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval (Proposal 3). Shareholders of the Funds will vote on this proposal separately as to their respective Fund.

4.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Subject to waiver by Rational Capital LLC, the parent company of Rational Advisors, Inc., at its sole discretion, all proposals are contingent on shareholder approval of each of the other proposals, as well as approval by the shareholders of The Huntington Funds of certain proposals being submitted for their approval. The Trust’s Board of Trustees recommends that shareholders of the Funds vote to approve the proposals.

The Board of Trustees has fixed the close of business on November 4, 2015 as the Record Date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

•	Through the Internet—log on [at the Internet address provided on the proxy card]

•	By telephone—call [the toll-free number listed on the proxy card]

•	By mail—using the enclosed Proxy Card(s) and postage paid envelope

•	In Person—at the Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.

By order of the Board of Trustees

Jay S. Fitton

Secretary

Huntington Strategy Shares

November     , 2015

Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately follow this notice. It is important that the proxy be voted promptly. After you have given us instructions, you have the right to revoke those instructions prior to or at the meeting of shareholders.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,
Executor

Huntington Strategy Shares

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(855) 477-3837

Special Meeting of Shareholders

To be held on December 18, 2015

PROXY STATEMENT

This Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Huntington Strategy Shares (the “Trust”), a Delaware statutory trust. The Trust consists of the Huntington US Equity Rotation Strategy ETF and Huntington US EcoLogical Strategy ETF (together, the “Funds”), each a separate investment portfolio of the Trust.

The proxies will be used at a special meeting of shareholders to be held on December 18, 2015 at 2:00 p.m. Eastern time (the “Meeting”) and any adjournments thereof, at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement and the proxy card is on or about November 18, 2015, or as soon as practicable thereafter. The close of business on November 4, 2015 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of the Record Date, Huntington US Equity Rotation Strategy ETF had             shares and Huntington US EcoLogical Strategy ETF had             shares that were outstanding and entitled to vote.

At the Meeting, shareholders will be asked:

1.	To elect three Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected (Proposal 1). Shareholders of both Funds will vote on this proposal.

2.	To approve an Advisory Agreement between the Trust and Huntington Asset Advisors, Inc. (to be renamed Rational Advisors, Inc. (“Rational” or the “Advisor”)) with regard to each Fund (Proposal 2). Shareholders of each of the Funds will vote on this proposal separately as to their respective Fund.

3.	To approve a proposal to permit Rational, as the investment advisor to the Funds, to rely on an exemptive order to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval (Proposal 3). Shareholders of the Funds will vote on this proposal separately as to their respective Fund.

4.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Subject to waiver by Rational Capital LLC, the parent company of Rational, at its sole discretion, all proposals are contingent on shareholder approval of each of the other proposals, as well as approval by the shareholders of The Huntington Funds of certain proposals being submitted for their approval.

The Trust is a statutory trust that was organized under Delaware law, and is registered with the Securities and Exchange Commission (the “Commission” or “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently issues two series of shares, each series representing a fractional undivided interest in a particular investment portfolio and having a different investment objective and different investment policies.

Huntington Asset Advisors, Inc. (“HAA”), located at Huntington Plaza, 37 West Broad Street, Columbus, Ohio 43215, currently serves as the investment advisor to each Fund. SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, PA 19456, serves as the distributor of the Funds. Huntington Asset

Services, Inc. (“HASI”) serves as Administrator to the Trust, and is located at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208. Citi Fund Services, Inc. serves as Financial Administrator, Fund Accountant, and Transfer Agent to the Trust, and is located at 3435 Stelzer Road, Columbus, OH 43219.

Copies of the Trust’s most recent annual and/or semi-annual reports are available free of charge via the Internet at www.huntingtonstrategyshares.com, by calling 855-477-3837, or by writing to the Trust at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208. A copy of this Proxy Statement is also available via the Internet at [                            /the Internet address provided on the proxy card].

General Voting Information

This Proxy Statement is being furnished to shareholders of the Funds on behalf of the Board of the Trust in connection with the solicitation of votes from shareholders in connection with a meeting of the Trust’s shareholders to be held on December 18, 2015. The Board has called the Meeting to consider the matters indicated on the cover page of this Proxy Statement.

Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust prior to the meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the applicable proposals contained in this Proxy Statement.

To be counted, a shareholder’s vote must be submitted either by telephone or through the internet or via a properly executed proxy card mailed to the Proxy Tabulator, AST Fund Solutions, LLC, by 5:00 p.m. Eastern time on December 17, 2015 or by attendance at the Meeting.

Each share of a Fund is entitled to one vote. Fractional shares are entitled to a proportionate fractional vote, which will be counted. The presence in person or by proxy of at least one-third of the outstanding shares of the Trust will constitute a quorum for the purpose of voting on Proposal 1 at the Meeting, while Proposals 2-3 require the presence in person or by proxy of at least one-third of the outstanding shares of each relevant Fund for the purpose of voting at the Meeting.

For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposals.

If a quorum is not present, persons present or named by proxy and entitled to vote may, by plurality, vote to adjourn the Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on any proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

Approval of Proposal 1 requires a plurality of the votes cast when a quorum is present. Approval of Proposals 2-3 requires the “affirmative vote of a majority of the outstanding shares” of the relevant funds of the Trust at the close of business on the record date, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities of the fund that are present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the fund. Because “affirmative” votes are necessary to approve each proposal, a vote to “abstain” on a proposal has the same effect as an instruction to vote “against” the proposal.

The cost of solicitation, including the printing and mailing of proxy materials, will be borne by Rational Capital LLC, the parent of the proposed new investment advisor to the Trust, or one of its affiliates. The solicitation of instructions will be made primarily by mail, but may include telephone, electronic or oral communications by officers, employees or agents of the Trust or its affiliates. The anticipated total cost of soliciting proxies is approximately $        .

BOARD OF TRUSTEES RECOMMENDATION

The Board of Trustees held a number of meetings in September and October 2015, including in person meetings held on October 16 and October 27, 2015, to discuss the proposals contained in this Proxy Statement. The Board, including those Trustees who are not considered to be “interested persons” (as defined in the 1940 Act), voted unanimously to approve the proposals. The Board of Trustees recommends that you vote “FOR” each of the proposals contained in this Proxy Statement.

PROPOSAL 1: TO ELECT THREE TRUSTEES

TO THE BOARD OF TRUSTEES

(TO BE VOTED UPON BY SHAREHOLDERS OF ALL SERIES)

It is proposed that the three nominees described herein (the “Nominees”) be elected to the Trust’s Board at the Meeting. If elected, the three Nominees would join Mark Shary, one of the current Trustees who was previously elected to the Board of the Trust by shareholders, and would constitute a full Board of four Trustees. Trustees would serve until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal. The Fund’s Declaration of Trust, as amended (“Declaration of Trust”), does not require the annual election of trustees. Under the Declaration of Trust and the 1940 Act, any vacancy may be filled by a majority of the remaining Trustees, provided that immediately after filling any such vacancy at least two-thirds (2/3) of the Trustees holding office have been elected to such office by the shareholders at a meeting called for the purpose. Biographical information regarding each of the nominees is provided below.

The role of the Trust’s Board is to provide general oversight of the Trust’s business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet at least quarterly and review each funds’ performance and oversee the services provided to the Trust by the investment advisor and the Trust’s other service providers. During the fiscal year ended April 30, 2015, the Board of Trustees met             times in regularly scheduled meetings and             times for special meetings, with all Trustees attending at least 75 percent of the meetings.

There are a number of legal and regulatory requirements applicable to the composition of the Trust’s Board. In addition to the requirements of the governing documents of the Trust discussed above, the 1940 Act permits the existing members of a mutual fund’s board of directors/trustees to appoint new members in certain circumstances. Mutual funds are required to call a shareholder meeting to elect board members if at any time less than a majority of the members holding office have been elected by shareholders. The 1940 Act also requires that at least a majority of a mutual fund’s board be comprised of directors/trustees who are not considered to be “interested persons” (as defined in the 1940 Act) of a fund or its advisor, underwriter or their controlling companies, in order to meet certain “fund governance standards” under the 1940 Act. These non-interested directors/trustees are referred to herein as “Independent Trustees.” All the Nominees will be considered non-interested with respect to the new advisor.

The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as Trustees of the Nominees named below. The Board recommends that the shareholders elect the persons whom they have nominated for election.

Each of the Nominees has agreed to serve as a Trustee if elected. If, at the time of the Meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which Trustees are elected and the selection and qualification of their successors.

The following table sets forth the names, ages, principal occupations and other information relating to the Trustees/Nominees. Unless otherwise noted, the address of each Nominee will be c/o Rational Funds, 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208. There is no stated term of office for Trustees.

Independent Trustee
Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee/ Trustee**	Other Directorships Held by Nominee
Mark D. Shary 55	Trustee	Indefinite Term; Began Serving: November 2010	Managing Director, ET Partner (consulting) (2008 - present); Private investor (2007 - present).	[9]	Board Member, The Huntington Funds; Director, SafeWhite, hc1.com, Updox, MBA Focus, InnerApps, and Vantage Point Logistics (all private companies); Trustee, TechColumbus (non-profit).

Independent Nominees
Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee/ Trustee**	Other Directorships Held by Nominee
Tobias Caldwell 48	Trustee Nominee	N/A	Managing member, Bear Properties, LLC (2006 - present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 - present) (real estate/investment firm); Managing member, Genovese Family Enterprises, LLC (1999 - present) (real estate firm).	[ ]	Lead independent trustee and Chair of Audit Committee, Mutual Fund Series Trust, [ ] funds (2006-present).

Stephen P. Lachenauer 48	Trustee Nominee	N/A	Attorney, private practice.	[9]	N/A

Independent Nominees
Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee/ Trustee**	Other Directorships Held by Nominee
Donald McIntosh 47	Trustee Nominee	N/A	Credit risk review analyst, Santander Holdings USA (May 2015 - present); Governance analyst, Santander Bank (2011 - April 2015).	[9]	N/A

*	The term of office of each Trustee is indefinite.
**	The ‘Fund Complex’ will include the Trust, The Huntington Funds and Mutual Fund Series Trust.

Executive officers of the Trust who are not trustees

The following table contains information about the individuals who will be the principal executive officers of the Trust who are not listed above as Trustee nominees. Unless otherwise noted, the address of each individual is 37 West Broad Street, Columbus, OH 43215.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee/ Trustee**	Other Directorships Held by Trustee
Officers
Daniel Brewer 46	President and Chief Executive Officer	Indefinite Term; Began Serving: April 2015	Senior Vice President, Huntington Asset Services, Inc. (“HASI”) (March 2014 to present); President and Chief Executive Officer, The Huntington Funds (April 2015 to present); Senior Vice President, Operations, Citi (formerly BISYS Fund Services), (October 2002 to March 2014).	N/A	N/A

Martin R. Dean 51	Anti-money Laundering Officer and Chief Compliance Officer (“CCO”)	Indefinite Term; Began Serving: July 2013	Senior Vice President and Compliance Group Manager, HASI (July 2013 to present); Anti-Money Laundering Officer and Chief Compliance Officer, The Huntington Funds (July 2013 to present); Director and Fund Accounting and Fund Administration Product Manager, Citi (2008 to June 2013).	N/A	N/A

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee/ Trustee**	Other Directorships Held by Trustee
Officers
Bryan W. Ashmus 42	Treasurer	Indefinite Term; Began Serving: November 2013	Vice President, Fund Administration, HASI (September 2013 to present); Chief Financial Officer and Treasurer, Valued Advisers Trust (December 2013 to present); Treasurer, The Huntington Funds (November 2013 to present); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (May 2005 to September 2013).	N/A	N/A

Jay S. Fitton 45 3805 Edwards Road Cincinnati, OH 45209	Secretary	Indefinite Term; Began Serving: October 2012	Vice President of Legal Administration, HASI (November 2011 to present); Secretary, The Huntington Funds (February 2012 to present); Secretary, Capitol Series Trust (September 2013 to present); Vice President and Senior Counsel, J.P. Morgan Chase (April 2007 to November 2011).	N/A	N/A

None of the Trustees/Nominees and officers own shares of the Trust that entitled them to vote with respect to the outstanding shares of the Funds.

The Board and Oversight Function. The Board is responsible for oversight of the Trust. Upon shareholder approval, the Trust will engage Rational to manage the Funds on a day-to-day basis. The Board is responsible for overseeing Rational and the other service providers in the operations of the Trust in accordance with each fund’s investment objectives and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust’s charter. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board will have one standing committee—the Audit Committee—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The responsibilities of the Committee, including its oversight responsibilities, are described further below. The Trustees have engaged a Chief Compliance Officer (“CCO”) for the Trust.

Board Conclusion on Experience, Qualifications, Attributes and Skills of Trustees/Nominees

The Nominating Committee of the current Board, which is currently composed of three Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducted a similar review with respect to the current Nominees being nominated for election by shareholders prior to their election to the Board. In evaluating candidates for nomination or election as a Trustee, the Nominating Committee takes into account the contribution that the candidate would be expected to make and the experience, qualifications, attributes and skills that the Nominating Committee believes contribute to good governance for the Trust.

The current Board has concluded that, based on each Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the remaining Trustee, each Nominee is qualified to serve as Trustee. In determining that a particular Nominee was qualified to serve as a Trustee, the Board considered a variety of criteria. Information about the specific experience, skills, attributes and qualifications of each Trustee/Nominee is as follows:

Mr. Shary has over twenty years of corporate executive and accounting experience, including service as the chief financial officer of a publicly traded company and the chief executive officer of two companies. Mr. Shary is a Certified Public Accountant and has served in the financial services and investment company-related practices of a global accounting firm. Mr. Shary has also served on the boards of public and private companies, as well as non-profit entities. Mr. Shary’s experience provides the Board with knowledge of management, financial reporting, and corporate governance issues.

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the board of a mutual fund complex for over nine years, including as chair of the audit committee for many years. His experience in the real estate and investment industries would provide the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

Mr. Lachenauer has been a sole practitioner attorney for over six years, providing advice and counsel to small businesses and individuals on business and financial matters. Mr. Lachenauer’s previous experience at law firms and as an attorney at a large investment bank would provide the Board with knowledge of financial and investment regulatory matters.

Mr. McIntosh is a credit risk review analyst for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition would provide the Board with knowledge about investment strategies used by the advisors of the funds.

The current Board believes that, collectively, the Trustee/Nominees have the appropriate experience, qualifications, attributes, and skills, which will allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders.

Leadership Structure

The Board will be led by Mr. Caldwell, who, if elected, will serve as the Chairman of the Board. The Board of Trustees will be comprised of Messrs. Caldwell, Lachenauer, McIntosh and Shary, and each will be an Independent Trustee or Nominee. The Trust’s governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting. The current Trustees believe that a Board consisting of only Independent Trustees is an appropriate leadership structure for the Trust.

Risk Oversight

In its risk oversight role, the Board oversees the Trust’s risk management. The full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisors, sub-advisors, the Trust’s CCO, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the funds, and the risk management programs of the Trust, the advisor and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s CCO at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s CCO also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to each fund resides with the fund’s advisor and other service providers. Although the risk management policies of the advisor and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.

Not all risks can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of all risks. Moreover, it is necessary to bear certain risks such as investment-related risks to achieve the Trust’s goals. As a result, the Trust’s ability to manage risk is subject to substantial limitations.

Committee of the Board

Audit Committee. The Board has an Audit Committee comprised entirely of Independent Trustees and all Independent Trustees will be members of the Audit Committee. If they are elected as Trustees, Mr. Tobias Caldwell, Mr. Stephen Lachenauer and Mr. Donald McIntosh will join Mr. Mark Shary as Audit Committee members. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met six times in 2014.

Compensation of Current Trustees

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans. During the fiscal year ended April 30, 2015, the Nominees were not Trustees and received no compensation from the Trust. The current Trustees received the following compensation from the Trust for the year ended April 30, 2015, which was paid under a prior compensation schedule:

Name	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation From the Huntington Complex* Paid to Trustees
Independent Trustees
Mark D. Shary	$2,000	None	$75,000
Thomas J. Westerfield	$2,000	None	$92,500
William H. Zimmer, III	$2,000	None	$74,500

Interested Trustees
Joseph L. Rezabek	None	None	None
TOTAL	$6,000	None	$242,000

*	The Huntington Complex consists of The Huntington Funds and Huntington Strategy Shares.

Trustee Ownership of Securities

As of the Record Date, none of the Nominees owned beneficially any shares of the Trust. For each current Trustee, set forth in the following table is a dollar range of equity securities of the Trust, together with the aggregate dollar range of equity securities in certain registered investment companies, including the Trust, managed by HAA or an affiliate and held out to investors as related companies for purposes of investment and investor services:

Name of Trustee	Dollar Range of Equity Securities in a fund	Aggregate Dollar Range of Equity Securities in the Huntington Complex*
Independent Trustees
Mark D. Shary		Over $100,000
Money Market Fund	$10,000 - $50,000
Situs Fund	$50,001 - $100,000
EcoLogical Strategy ETF	$50,001 - $100,000
Thomas J. Westerfield		$50,001 - $100,000
Dividend Capture Fund	$10,000 - $50,000
Global Select Markets Fund	$10,000 - $50,000
Situs Fund	$10,000 - $50,000
William H. Zimmer, III		$50,001 - $100,000
Dividend Capture Fund	$50,001 - $100,000

Interested Trustee
Joseph L. Rezabek	None	None

*	As of April 30, 2015, the Huntington Complex consists of 2 series of the Trust and 9 series of The Huntington Funds.

Required Vote

All Nominees receiving a plurality of the votes cast will be elected as Trustees of the Trust.

PROPOSAL 2: APPROVAL OF THE

NEW INVESTMENT ADVISORY AGREEMENT WITH

HUNTINGTON ASSET ADVISORS, INC. (TO BE RENAMED

RATIONAL ADVISORS, INC.)

(TO BE VOTED UPON BY SHAREHOLDERS OF THE FUNDS VOTING SEPARATELY)

Introduction

HAA has served as investment advisor to the Trust since its commenced operation on June 12, 2012. HAA has been a separate, wholly owned subsidiary of Huntington National Bank, and has acted as investment advisor to each Fund pursuant to an investment advisory agreement dated May 11, 2012, as amended.

With respect to the Funds, shareholders last approved HAA as advisor by sole shareholder action in lieu of a shareholder meeting at the inception of the Funds.

The Board, including a majority of the Independent Trustees, last renewed the current investment advisory agreement (the “Current Agreement”) between HAA and the Trust at meetings held on August 20-21, 2015.

During the past year, HAA had numerous discussions with the Board of Trustees about reorganizations within Huntington National Bank, its parent company, and that it was considering various options related to HAA’s management of the Trust, including the sale of its asset management division. As a result of its change in business focus, Huntington National Bank agreed on September 3, 2015, to the sale of HAA to Rational Capital LLC (the “Huntington Sale”). The Huntington Sale is expected to be finalized on or about December 31, 2015, and will be contingent on the Trust shareholders approving Proposals 1-3 in this Proxy Statement. As a result of the Huntington Sale, HAA will be renamed Rational Advisors, Inc. (the “Advisor”).

The sale of HAA under the Huntington Sale constitutes a change in control of the Trust’s investment advisor, which would result in the automatic termination of the Current Agreement under the 1940 Act. After due diligence and consideration of HAA’s new ownership structure and its management of the Trust and its funds, at a meeting held on October 27, 2015, the Trustees of the Trust (including the Independent Trustees) unanimously approved and recommended for shareholder approval a new investment advisory agreement between the Advisor and the Trust on behalf of the Funds (the “New Advisory Agreement”). If approved by the Funds’ shareholders, the New Advisory Agreement will become effective, and the Current Agreement between the Trust and HAA will be terminated, on or about December 31, 2015. As discussed below, the New Advisory Agreement is similar to the Current Agreement, except for the names of the parties to the agreements and the effective date and term thereof. Under the New Advisory Agreement, the Advisor will be responsible for the day-to-day management of the investment programs for the Huntington US Equity Rotation Strategy ETF and Huntington US EcoLogical Strategy ETF. The fees payable to the Advisor by the Funds under the New Advisory Agreement will not change from the fees that are paid to HAA under the Current Agreement for the Funds.

The Current Agreement

The Trust, on behalf of the Funds, entered into the Current Agreement with HAA, which is located at Huntington Plaza, 37 West Broad Street, Columbus, Ohio 43215. The Current Agreement provides that HAA will have overall supervisory responsibility for the investment program of the Funds and at its own expense will provide certain items, such as office facilities and personnel necessary to perform the functions required to manage the investment of each Fund’s assets, as well as pay the salaries, fees and expenses of the Trust’s officers and of those Trustees who are interested persons of HAA. The Trust pays HAA, as full compensation for the services and facilities furnished to the Funds under the Current Agreement, a management fee that is calculated daily and paid quarterly in arrears, at an annual rate of 0.60% of each Fund’s average daily net assets.

HAA also contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Funds to the extent necessary to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 0.95% of each Fund’s average annual daily net assets through August 31, 2016. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, HAA may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by HAA could not cause the Fund’s total annual fund operating expenses to exceed the stated expense caps.

For the last fiscal year ended April 30, 2015, the Funds paid the following in gross aggregate advisory fees under the Current Agreement to HAA*:

Fund
Huntington US Equity Rotation Strategy ETF	$63,847
Huntington EcoLogical Strategy ETF	$66,173

*	All advisory fees were waived by HAA under applicable contractual expense limitation agreement.

The Current Agreement with HAA is scheduled to continue in effect until August 31, 2016, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trust’s Independent Trustees, and by either a majority of the outstanding voting shares of the Trust or the Trustees of the Trust. The Current Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by the Trust on 60 days written notice, or by HAA on 90 days written notice. The Current Agreement provides that HAA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Current Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of HAA.

HASI serves as Administrator to the Trust. In addition, the Funds’ Chief Compliance Officer services are contracted with HASI and paid by the Trust at the contractual rate of $2,000 per calendar year. The Funds paid HASI the following during the last fiscal year for its services:

Fund
Huntington US Equity Rotation Strategy ETF	$38,152
Huntington EcoLogical Strategy ETF	$39,930

The principal office of HASI is located at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208.

The New Advisory Agreement

The terms of the New Advisory Agreement and the Advisor’s obligations thereunder are similar to the Current Agreement, except for the name of the advisor and the effective date and term of the Agreement. The New Advisory Agreement provides that it will remain in effect for two years after shareholder approval or closing of the Huntington Sale, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. Like the Current Agreement, the New Advisory Agreement would be subject to termination by the Trust on 60 days written notice, or by the Advisor on 90 days written notice, and would terminate automatically in the event of its assignment.

The New Advisory Agreement provides that the Advisor will have overall supervisory responsibility for the investment program of the Funds and at its own expense will provide certain items, such as office facilities and personnel necessary to perform the functions required to manage the investment of each Fund’s assets, as well as pay the salaries, fees and expenses of the Trust’s officers and of those Trustees who are interested persons. The Advisor will be responsible for the day-to-day management of the investment programs for both Funds. If a subadvisor is appointed to manage a Fund’s investment program, the Advisor will be responsible for compensating any subadvisors out of advisory fees it receives from the Funds under the New Advisory Agreement. The New Advisory Agreement would provide that the Advisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Advisory Agreement, or in accordance with specific directions or instructions from the Trust; provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Trust, except for willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the New Advisory Agreement, except to the extent otherwise provided by law.

Management Fees

The Trust will pay the Advisor, as full compensation for the services and facilities furnished to the Trust under the New Advisory Agreement, management fees identical to those paid to the Advisor under the Current

Agreement, based on an annual percentage of 0.60% the average daily net assets of each Fund, so there would be no change to their management fees under the New Advisory Agreement as a result of the proposed new advisor. In computing the fee to be paid to the advisor, the net asset value of the Funds shall be calculated as set forth in the then current registration statement of the Trust.

The Advisor will also contractually agree to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Funds to the extent necessary to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to 0.95% of each Fund’s average annual daily net assets through April 30, 2017. This arrangement may only be terminated prior to such date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by the Advisor may not cause the Fund’s total annual fund operating expenses to exceed the stated expense caps.

INFORMATION ABOUT THE ADVISOR

Until the Huntington Sale, HAA was a separate, wholly owned subsidiary of Huntington National Bank. After the Huntington Sale, HAA will become a wholly owned subsidiary of Rational Capital LLC, and will be located at 36 N. New York Avenue, 2nd Floor, Huntington, NY 11743. Rational Capital LLC is an independent private company.

HASI, a wholly-owned subsidiary of Huntington Bancshares, Incorporated and currently an affiliate of HAA, has served as Administrator to the Trust, and it will continue to serve in those capacities after the Huntington Sale. The Trust paid HASI $78,082 during the last fiscal year for performing the services for the Trust. The principal office of HASI is located at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208.

HAA acts as the investment advisor for 9 mutual funds and two exchange-traded funds. HAA has acted as an investment advisor for 14 years. As of                     , 2015, HAA had approximately $         billion in assets under management.

After the Huntington Sale, members of the Advisor’s portfolio management team will manage the Funds under the New Advisory Agreement.

Huntington US Equity Rotation Strategy ETF and Huntington US EcoLogical Strategy ETF

•	David Miller is a senior portfolio manager of the Advisor and Catalyst Capital Advisors LLC (“Catalyst”) and co-founder of Catalyst and Rational Capital LLC. He is responsible for the day-to-day management of several funds managed by Catalyst and its affiliates. Prior to founding Catalyst, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation.

•	Michael Schoonover is a portfolio manager with the Advisor and has served as a portfolio manager of Catalyst since November 2013. He is responsible for the day-to-day management of several other funds managed by Catalyst and its affiliates. Mr. Schoonover began his association with Catalyst in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at Catalyst to provide investment research for several mutual funds. From 2005 -2011, he served in various technical and scientific management roles with the Perrigo Company.

The following persons serve as the principal executive officers and directors of the Advisor after the Huntington Sale at the address listed above:

Name	Principal Occupation at the Advisor
Jerry Szilagyi	Chief Executive Officer and Managing Member
Robert Glass	Chief Compliance Officer and Head of Operations
George Amrhein	Director Of Risk Management

HAA does not serve as investment advisor to any registered funds that have a similar investment objective and are managed similarly to the Funds.

Basis for the Board Recommendation

The Board believes that the Funds’ shareholders can benefit from management of the Funds’ assets by the Advisor. In evaluating, approving, and recommending to the Funds’ shareholders that they approve the New Advisory Agreement, the Board of Trustees requested and evaluated information provided by HAA and Rational Capital LLC which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the New Advisory Agreement with the Advisor would be in the best interests of the Trust and the Funds’ shareholders. The Board considered all the criteria separately with respect to the Trust and the shareholders. Prior to making its final decision, the Independent Trustees met with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Trustees considered various factors, including:

•	the nature, extent, and quality of the services to be provided by the personnel of the Advisor. The Trustees received in advance of the meeting information in the form of a questionnaire completed by HAA and Rational Capital LLC concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees also had the benefit of several presentations made by the Advisor’s new management personnel, where a number of topics, including its investment process, investment strategies, diversification, assets under management, personnel, compliance procedures and the firm’s overall performance, were reviewed and discussed. In considering the approval of the New Advisory Agreement, the Trustees considered, with respect to the Advisor after the Huntington Sale (a) the experience, capability and integrity of its management and other personnel committed by the Advisor to the Trust; (b) the financial position of the Advisor; (c) the quality and commitment of the Advisor’s regulatory and legal compliance policies, procedures and systems; and (d) the Advisor’s brokerage and trading practices;

•	the rate of the investment management fees that would be paid by the Funds to the Advisor under the New Advisory Agreement, with the Trustees noting that the management fees for the Funds would remain unchanged from the fees under the Current Agreement;

•	the expense limitations that the Advisor intends to implement with respect to the Funds, which are the same as the expense limitations in place currently; and

•	the fact that HASI would continue to provide administrative services to the Trust, which could lead to opportunities for increased efficiencies. The Board further noted that HASI, as an affiliate of HAA, has provided these services to the Trust.

In considering the expected profitability to the Advisor of its relationship with the Trust, the Board noted that the advisory fees under the New Advisory Agreement would be paid at the same level as under the Current Agreement. The Board further noted that the Advisor intended to implement expense limitations that are the same as the expense limitations in place currently, and would reduce the total net operating expenses of the

Funds to levels that are generally consistent with the median of total operating expenses of their peer groups. For these reasons, the expected profitability to the Advisor of its relationship with the Trust was considered reasonable. Based on all the foregoing considerations, the Board concluded that the proposed New Advisory Agreement was favorable for shareholders because shareholders could benefit from management of the Funds’ assets by the new investment advisory team of the Advisor.

Required Vote

Approval of the New Advisory Agreement for the Trust requires the affirmative vote of a majority of the outstanding voting securities of each Fund, with each Fund voting separately. Under the 1940 Act, a majority of a Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities (a “Majority Vote”). If the New Advisory Agreement is not approved by a Fund’s shareholders, HAA would continue to serve as that Fund’s investment advisor at the current fee levels, until the expiration of the Current Agreement, and the Board of Trustees would consider the options available to the Fund at that time including liquidation.

PROPOSAL 3: APPROVAL OF A PROPOSAL TO PERMIT THE ADVISOR TO RELY ON AN EXEMPTIVE ORDER TO HIRE AND REPLACE SUBADVISORS OR TO MODIFY

SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

(TO BE VOTED UPON BY SHAREHOLDERS OF BOTH FUNDS VOTING SEPARATELY)

Description of Exemptive Relief

One of the duties of an investment advisor is to recommend to a board of trustees, if conditions warrant, the reallocation of assets managed by a subadvisor or to recommend a subadvisor’s hiring, termination or replacement, if the advisor deems it appropriate to achieve the overall objectives of a fund. The Trust proposes that the Advisor, with the approval of the Board of Trustees, be permitted, under certain conditions, to enter into or modify subadvisory agreements on behalf of a Fund without obtaining the prior approval of a majority of the outstanding voting securities of the fund, as is otherwise required by Section 15 of the 1940 Act.

Catalyst Capital Advisors LLC (“Catalyst”), an affiliate of the Advisor, has received an exemptive order from the Securities and Exchange Commission that, subject to certain conditions, permits Catalyst and any funds advised by entities that are under common control with Catalyst (such as the Advisor), with the approval of such funds’ trustees, to engage or retain other unaffiliated subadvisors, subsequently change the subadvisors, or continue the employment of existing subadvisors, after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements or material amendments to those agreements to a vote of the shareholders.

Before this relief can be utilized by any of the funds of the Trust, a fund’s shareholders must approve the applicability of the relief to the fund. If the funds’ shareholders approve the proposal to allow the Advisor to utilize this relief for a fund, the fund and the Advisor will have the right to hire or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The Advisor will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement.

Even if a Fund’s shareholders approve this arrangement, any new subadvisor(s) engaged or terminated or any change in a subadvisory agreement will still require the approval of the Trust’s Board of Trustees. In order to approve new subadvisor(s), the Trustees will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadvisor(s) to investment companies and accounts comparable to the fund. The Trustees will review the ability of the subadvisor(s) to provide services to the fund, as well as its personnel, operation, financial condition or any other factor which would affect the subadvisor(s) with respect to compliance and regulatory matters over the past fiscal year. The Trustees will review each subadvisor’s investment performance with respect to accounts deemed comparable. Finally, the Trustees will consider other factors deemed relevant to each subadvisor’s performance as an investment advisor. The Trust believes that this review provides adequate shareholder protection in the selection of subadvisor(s). The Advisor would notify fund shareholders in the event of any change in the identity of the subadvisor of a fund. In addition, the exemptive order prohibits the Advisor from entering into subadvisory agreements with its affiliates to replace an unaffiliated subadvisor without shareholder approval.

Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a fund will continue to have the right to terminate such subadvisory agreements for the fund at any time by a vote of a majority of the outstanding voting securities of the fund.

The Board has concluded that, by approving the proposal, shareholders will afford the funds the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary subadvisor changes. The Board considered the potential cost savings to the funds under the proposal, and determined that shareholders should benefit from approving the proposal.

Required Vote

Approval of this proposal as to each fund requires a majority vote of the outstanding voting securities of such fund, with each fund voting separately. Under the 1940 Act, a majority of a fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the fund’s outstanding voting securities. If a fund’s shareholders do not approve this proposal, the terms and conditions of the exemptive relief described above will not be applicable to the fund, and it would continue to require shareholder approval to hire, terminate or replace any subadvisor of the fund.

The Trust’s Auditor

The Board, including a majority of the Independent Trustees, has approved the selection of Ernst & Young LLP (“E&Y”) as the independent accountants for the Trust for the fiscal year ending April 30, 2016.

E&Y has extensive experience in investment company accounting and auditing and has served as independent accountants for the Trust since 2012. The financial statements included in the Trust’s Annual Report have been examined by E&Y. It is not expected that representatives of E&Y will be present at the Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

The SEC’s auditor independence rules require the Audit Committee to pre-approve (a) all audit and permissible non-audit services provided by the Trust’s independent accountants directly to the Trust and (b) those permissible non-audit services provided by the Trust’s independent accountants to the Trust’s investment advisors and any entity controlling, controlled by or under common control with the investment advisors that provides ongoing services to the Trust (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Trust.

The aggregate fees billed by E&Y for the indicated services rendered to the Trust for the last two fiscal years were:

	2014	2015
Audit Fees	$24,828	$32,696
Audit-Related Fees	$0	$0
Tax Fees	$8,050	$8,050
All Other Fees	$0	$0

“Tax Fees” are those related to the review of the Trust’s tax returns.

The Board has adopted policies and procedures with regard to the pre-approval of services provided by E&Y. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Trust and those non-audit services provided to the Trust’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has previously determined that Mr. Shary, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. In 2014 and 2015, 100% of the non-audit services provided to the Trust were pre-approved by the Audit Committee under the policies and procedures described above.

The percentage of hours expended by E&Y on the audit of the Trust’s financial statements for the fiscal year ended April 30, 2015 that were attributed to work performed by individuals other than E&Y full-time, permanent employees was less than 50 percent.

The aggregate non-audit fees billed by E&Y to the Trust’s investment advisor and other Affiliated Services Providers for the Trust’s last two fiscal years were:

Fiscal Year Ended December 31	Aggregate Non-Audit Fees Billed
2014	$298,574
2015	$256,410

The Audit Committee has considered and determined that the provision of non-audit services provided to the Trust’s investment advisor and other Affiliated Service Providers that were not pre-approved in accordance with the Trust’s pre-approval policy is compatible with its auditor’s independence. E&Y, the independent accountants for the Trust’s most recently completed fiscal year, has confirmed to the Audit Committee that it is independent with respect to the Trust.

SHARE OWNERSHIP INFORMATION

The following table sets forth information for each of the Funds as of the Record Date, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any of the Funds’ outstanding securities, as noted.

Name and Address	Fund	Shares	Percentage of Shares Outstanding (%)

As of the Record Date, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Funds.

PORTFOLIO TRANSACTIONS

The Trust does not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions. The Trust conducts portfolio transactions through affiliates of Citi Fund Services, Inc., which is considered an affiliate of the Trust through its service as Financial Administrator, Fund Accountant, and Transfer Agent to the Trust. In the last fiscal year, the Trust conducted all portfolio transactions through such affiliates, which totaled $434 for Huntington US Equity Rotation Strategy ETF and $2,164 for Huntington EcoLogical Strategy ETF.

OTHER BUSINESS

The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.

PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY DECEMBER 17, 2015 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees

Name:	Jay S. Fitton
Title:	Secretary

ATTACHMENT A

FORM OF INVESTMENT ADVISORY AGREEMENT